                                                                     EXHIBIT 3.5

                                     BYLAWS

                                       OF

                               ANIMAS CORPORATION

                                Table of Contents

ARTICLE I OFFICES.................................................................................................   1

   Section 1.1. Registered Office.................................................................................   1
   Section 1.2. Other Offices.....................................................................................   1

ARTICLE II MEETINGS OF STOCKHOLDERS...............................................................................   1

   Section 2.1. Place.............................................................................................   1
   Section 2.2. Annual Meetings...................................................................................   1
   Section 2.3. Special Meetings..................................................................................   1
   Section 2.4. Notice Of Meetings................................................................................   2
   Section 2.5. Notice for Nominations and Proposals..............................................................   2
   Section 2.6. Quorum............................................................................................   4
   Section 2.7. Organization......................................................................................   4
   Section 2.8. Closing of Transfer Books or Fixing of Record Date................................................   5
   Section 2.9. Voting Lists......................................................................................   5
   Section 2.10. Proxies..........................................................................................   5
   Section 2.11. Voting of Shares.................................................................................   5
   Section 2.12. Business and Order of Business...................................................................   6

ARTICLE III BOARD OF DIRECTORS....................................................................................   6

   Section 3.1. Number............................................................................................   6
   Section 3.2. Powers of Directors...............................................................................   6
   Section 3.3. Regular Meetings of the Board.....................................................................   6
   Section 3.4. Special Meetings..................................................................................   7
   Section 3.5. Notice............................................................................................   7
   Section 3.6. Quorum............................................................................................   7
   Section 3.7. Informal Action by Directors......................................................................   7
   Section 3.8. Meetings by any Form of Communication.............................................................   7
   Section 3.9. Organization......................................................................................   7
   Section 3.10. Resignations.....................................................................................   8
   Section 3.11. Compensation.....................................................................................   8

ARTICLE IV COMMITTEES.............................................................................................   8

   Section 4.1. Appointment and Powers............................................................................   8
   Section 4.2. Term of Office and Vacancies......................................................................   8
   Section 4.3. Organization......................................................................................   8
   Section 4.4. Resignations......................................................................................   8
   Section 4.5. Removal...........................................................................................   9
   Section 4.6. Meetings..........................................................................................   9
   Section 4.7. Quorum and Manner of Acting.......................................................................   9

   Section 4.8. Compensation......................................................................................   9

ARTICLE V WAIVER OF NOTICE........................................................................................   9

ARTICLE VI OFFICERS..............................................................................................   10

   Section 6.1. Number...........................................................................................   10
   Section 6.2. Election and Term of Office......................................................................   10
   Section 6.3. Removal..........................................................................................   10
   Section 6.4. Vacancies........................................................................................   10
   Section 6.5. Chairman of the Board............................................................................   10
   Section 6.6. Chief Executive Officer..........................................................................   11
   Section 6.7. President........................................................................................   11
   Section 6.8. Chief Financial Officer and Treasurer............................................................   11
   Section 6.9. Assistant Treasurers.............................................................................   11
   Section 6.10. Chief Operating Officer.........................................................................   12
   Section 6.11. The Vice-Presidents.............................................................................   12
   Section 6.12. The Secretary...................................................................................   12
   Section 6.13. Assistant Secretaries...........................................................................   12
   Section 6.14. Registered Agent................................................................................   13

ARTICLE VII INDEMNIFICATION AND INSURANCE........................................................................   13

   Section 7.1. Indemnification by Corporation...................................................................   13
   Section 7.2. Suit by or in the Right of the Corporation.......................................................   13
   Section 7.3. Success on the Merits............................................................................   13
   Section 7.4. Determination that Indemnification is Proper.....................................................   14
   Section 7.5. Expenses.........................................................................................   14
   Section 7.6. Non-Exclusivity of Indemnification Rights........................................................   14
   Section 7.7. Insurance........................................................................................   14
   Section 7.8. Continuance of Indemnification...................................................................   15
   Section 7.9. Definition of "the Corporation"..................................................................   15
   Section 7.10. Definition of "Other Enterprises"...............................................................   15

ARTICLE VIII CONTRACTS, LOANS, CHECKS AND DEPOSITS...............................................................   15

   Section 8.1. Contracts........................................................................................   15
   Section 8.2. Loans............................................................................................   16
   Section 8.3. Checks, Drafts, etc..............................................................................   16
   Section 8.4. Deposits.........................................................................................   16

ARTICLE IX CERTIFICATES OF STOCK.................................................................................   16

   Section 9.1. Right to Certificate.............................................................................   16
   Section 9.2. Statements Setting Forth Rights..................................................................   16
   Section 9.3. Facsimile Signature..............................................................................   17
   Section 9.4. Lost Certificates................................................................................   17
   Section 9.5. Transfers of Stock...............................................................................   17
   Section 9.6. Transfer Agents and Registrars...................................................................   17
   Section 9.7. Registered Ownership of Shares...................................................................   17

ARTICLE X NOTICE BY ELECTRONIC TRANSMISSION......................................................................   17

   Section 10.1. Notice by Electronic Transmission...............................................................   17
   Section 10.2. Definition of Electronic Transmission...........................................................   18

ARTICLE XI GENERAL PROVISIONS....................................................................................   18

   Section 11.1. Dividends.......................................................................................   18
   Section 11.2. Reserves........................................................................................   18
   Section 11.3. Fiscal Year.....................................................................................   19
   Section 11.4. Seal............................................................................................   19

ARTICLE XII AMENDMENTS...........................................................................................   19

   Section 12.1. Amendments......................................................................................   19

                           AMENDED AND RESTATED BYLAWS

                                       OF

                               ANIMAS CORPORATION

                               February ___, 2004

                                    ARTICLE I
                                     OFFICES

                  Section 1.1. Registered Office. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware. Notwithstanding the foregoing, the registered office may be changed at any time upon a resolution adopted by the Board of Directors.

                  Section 1.2. Other Offices. The Corporation may also have offices at such other places within or without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

                  Section 2.1. Place. All meetings of the stockholders shall be held at such place within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver thereof.

                  Section 2.2. Annual Meetings. An annual meeting of the stockholders shall be held in each calendar year within five months after the end of the fiscal year of the Corporation on such day and at such time and place (within the State of Delaware) as the Board of Directors shall fix, at which time the stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting. Any business may be transacted at the meeting, irrespective of whether the notice of such meeting contains a reference thereto, except as otherwise provided in these Bylaws, or by statute.

                  Section 2.3. Special Meetings. Special meetings of stockholders may be called at any time, but only by the chairman of the Board of Directors (the "Chairman of the Board"), the president of the Corporation (the "President"), or upon a resolution adopted by or affirmative vote of a majority of the Board of Directors, and not by the stockholders.

                  Section 2.4. Notice Of Meetings. Notice of all stockholders' meetings stating the time, place and the objects for which such meetings are called shall be given by the Chairman of the Board, the President or any vice-president (a "Vice-President") or the Secretary (the "Secretary") or any assistant secretary (an "Assistant Secretary") of the Corporation to each stockholder of record entitled to vote at such meeting not less than ten (10) days or more than sixty (60) days prior to the date of the meeting by written notice delivered personally, electronically, mailed or delivered via overnight courier to each stockholder. If delivered personally, such notice shall be deemed to be delivered when received. If mailed or delivered via overnight courier service, such notice shall be deemed to be delivered when deposited in the United States Mail in a sealed envelope with postage thereon prepaid, or deposited with the overnight courier service, as the case may be, addressed to the stockholder at his address as it appears on the stock record books of the Corporation, unless he shall have filed with the Secretary a written request that notice intended for him be mailed to some other address, in which case it shall be mailed to the address designated in such request. If delivered electronically, such notice shall be sent consistent with Article X hereof.

                  Any meeting at which all stockholders entitled to vote have waived or at any time shall waive notice shall be a legal meeting for the transaction of business, notwithstanding that notice has not been given as herein before provided. The waiver must be in writing, signed by the stockholder entitled to the notice, and be delivered to the Corporation for inclusion in the minutes or filing with the corporate records.

                  Section 2.5. Notice for Nominations and Proposals.

                           2.5.1.   Annual Meetings.

                                    (a) Nominations for the election of
directors and proposals for any new business to be taken up at any annual meeting of stockholders may be made by the Board of Directors or, as provided in this bylaw, by any stockholder of the Corporation entitled to vote generally in the election of directors, subject to the rights of the holders of preferred stock, if applicable. For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice with respect to any annual must be received by the Secretary at the principal executive offices of the Corporation not later than the 60th day nor earlier than the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be so received not earlier than the 90th day prior to the annual meeting and not later than the later of the 60th day prior to the annual meeting or the 15th day following the day on which public announcement of the date of the meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. A stockholder's notice shall set forth
(A) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 ("Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected);
(B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner; (2) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner; and
(3) a representation that such stockholder and beneficial owner intend to appear in person or by proxy at the meeting.

                                    (b) Notwithstanding anything in paragraph
(a) of this Section 2.5.1 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at the annual meeting is increased pursuant to an act of the Board of Directors of the Corporation and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors on or before the date which is 15 days before the latest date by which a stockholder may timely notify the Corporation of nominations or other business to be brought by a stockholder in accordance with paragraph (a) of this Section 2.5.1, a stockholder's notice required by this Section 2.5.1 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the 15th day following the day on which such public announcement is first made by the Corporation.

                           2.5.2.   Special Meetings. Only such business shall
be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this bylaw, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this bylaw. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting for inclusion in the stockholder's notice required by Section 2.5.1 of these Bylaws if such nomination shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 15th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

                           2.5.3.   General. Only such persons who are nominated
by a stockholder in accordance with the procedures set forth in this bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this bylaw. Except as otherwise provided by law, the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") or these Bylaws, the Chairman of the Board shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this bylaw and, if any proposed nomination or business is not in compliance with this bylaw, to declare that such defective proposal or nomination shall be disregarded.

                           2.5.4.   Public Announcement. For purposes of this
bylaw, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                           2.5.5.   Non-Exclusivity. If the Corporation is
required under Rule 14a-8 under the Exchange Act to include a stockholder's proposal in its proxy statement, such stockholder shall be deemed to have given timely notice for purposes of this bylaw with respect to such proposal. Nothing in this bylaw shall be deemed to affect any rights of the holders of any series of Preferred Stock to elect directors.

                  Section 2.6. Quorum. Except as may be otherwise provided by law, a majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. In the event that a majority of the outstanding shares are represented at any meeting, action on a matter is approved if the votes cast favoring the action exceed the votes cast opposing the action, unless the question is one upon which by express provision of law or of the Certificate of Incorporation or of these Bylaws a larger or different vote is required, in which case such express provision shall govern and control the decision of each question. If a quorum of the shares entitled to vote shall fail to be obtained at any meeting, or in the event of any other proper business purpose, the chair of the meeting or the holders of a majority of the shares present, in person or by proxy, may adjourn the meeting to another place, date or time by announcement to stockholders present in person at the meeting and no other notice of such place, date or time need be given.

                  Section 2.7. Organization. At every meeting of the stockholders the Chairman of the Board, or, in his absence, the President, or in the absence of the Chairman of the Board and the President, a director or an officer of the Corporation designated by the Board shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary, shall act as secretary at all meetings of the stockholders. In the absence from any such meeting of the Secretary and any Assistant Secretary, the chairman may appoint any person to act as secretary of the meeting.

                  Section 2.8. Closing of Transfer Books or Fixing of Record Date. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than sixty
(60) days and not less than ten (10) days prior to the date on which the particular action requiring such determination of stockholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this Section, such determination shall apply to any adjournment thereof.

                  Section 2.9. Voting Lists. The officer or agent having charge of the stock transfer books for common shares of the Corporation shall make available, within two (2) business days after notice of a meeting is given, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each stockholder, which list, for a period beginning within two (2) business days after notice of such meeting is given, shall be subject to inspection by any stockholder at any time either (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. In the event of any challenge to the right of any person to vote at the meeting, the presiding officer at such meeting may rely on said list as proper evidence of the right of parties to vote at such meeting.

                  Section 2.10. Proxies. Stockholders of record who are entitled to vote may vote at any meeting either in person or by written proxy, which shall be filed with the secretary of the meeting before being voted. Such proxy shall entitle the holders thereof to vote at any adjournment of such meeting, but shall not be valid after the final adjournment thereof. No proxy shall be valid after the expiration of eleven (11) months from the date of its execution unless the stockholder executing it shall have specified therein the length of time it is to continue in force, which shall be for some limited period. A proxy is revocable by the stockholder unless it conspicuously states that it is irrevocable and the appointment of the proxy is coupled with an interest.

                  Section 2.11. Voting of Shares. Except as otherwise provided in the Certificate of Incorporation or these Bylaws, each share of Common Stock shall have all voting rights accorded to holders of Common Stock pursuant to the Delaware General Corporation Law, at the rate of one vote per share.

                  Section 2.12. Business and Order of Business. At each meeting of the stockholders such business may be transacted as may properly be brought before such meeting, except as otherwise provided by law or in these Bylaws. The order of business at all meetings of the stockholders shall be as determined by the Chairman, unless otherwise determined by a majority in interest of the stockholders present in person or by proxy at such meeting and entitled to vote thereat.

                                  ARTICLE III
                               BOARD OF DIRECTORS

                  Section 3.1. Number. The number of directors of the Corporation shall be such number, neither fewer than three nor more than fifteen (exclusive of directors, if any, to be elected by holders of Preferred Stock of the Corporation, voting separately as a class), as determined by a majority vote of the Board of Directors. The Board of Directors has the power to fix or change the number of directors, including an increase or decrease in the number of directors, from time to time as established by a majority vote of the Board of Directors. A director need not be a stockholder or a resident of the state of Delaware.

                  Section 3.2. Powers of Directors. The Board of Directors shall have the entire management of the business of the Corporation. In the management and control of the property, business and affairs of the Corporation, the Board of Directors is hereby vested with all the powers possessed by the Corporation itself, so far as this delegation of authority is not inconsistent with the laws of the State of Delaware, with the Certificate of Incorporation, or with these Bylaws. The Board of Directors shall have the power to determine what constitutes net earnings, profits, and surplus, respectively, what amount shall be reserved for working capital and to establish reserves for any other proper purpose, and what amount shall be declared as dividends, and such determination by the Board of Directors shall be final and conclusive. The Board of Directors shall have the power to declare dividends for and on behalf of the Corporation, which dividends may include or consist of stock dividends.

                  Section 3.3. Regular Meetings of the Board. Immediately after the annual election of directors, the newly elected directors may meet at the same place for the purpose of organization, the election of corporate officers and the transaction of other business; if a quorum of the directors be then present no prior notice of such meeting shall be required. Other regular meetings of the Board of Directors shall be held at such times and places as the Board of Directors by resolution may determine and specify, and if so determined no notice thereof need be given, provided that, unless all the directors are present at the meeting at which said resolution is passed, the first meeting held pursuant to said resolution shall not be held for at least five (5) days following the date on which the resolution is passed.

                  Section 3.4. Special Meetings. Special meetings of the Board of Directors may be held at any time or place whenever called by the Chairman of the Board, the President, the Chief Financial Officer or the Secretary, or by written request of at least two directors, notice thereof being given to each director by the Secretary or other officer calling the meeting, or they may be held at any time without formal notice provided all of the directors are present or those not present shall at any time waive or have waived notice thereof.

                  Section 3.5. Notice. Notice of any special meetings shall be given at least two (2) days previously thereto by written notice delivered personally, by mail, by telegram, by overnight courier service, or by facsimile. If mailed, such notice shall be mailed to each director at his business address no less than five (5) days previously thereto, and shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. If notice be delivered via overnight courier service, such notice shall be deemed to be delivered when deposited with the overnight courier service. If notice be given by facsimile, such notice shall be deemed to be delivered when confirmation of the transmission is received.

                  Section 3.6. Quorum. A majority of the members of the Board of Directors, as constituted for the time being, shall constitute a quorum for the transaction of business, but a lesser number may adjourn any meeting and the meeting may be held as adjourned without further notice. If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present is the act of the Board of Directors, except as otherwise provided by law or by these Bylaws. The fact that a director has an interest in a matter to be voted on by the meeting shall not prevent his being counted for purposes of a quorum.

                  Section 3.7. Informal Action by Directors. Any action required to be taken at a meeting of the Board of Directors, or any other action which may be taken at a meeting of the Board of Directors, may be taken without a meeting if all directors consent to taking such action without a meeting. The action must be evidenced by one or more written consents describing the action taken, signed by each director, and shall be included in the minutes or filed with the corporate records reflecting the action taken.

                  Section 3.8. Meetings by any Form of Communication. The Board of Directors shall have the power to permit any and all directors to participate in a regular or special meeting by, or conduct the meeting through the use of any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

                  Section 3.9. Organization. At each meeting of the Board of Directors, the Chairman of the Board, or in the absence of the Chairman of the Board, a director designated by the Board of Directors shall act as chairman. The Secretary, or, in the Secretary's absence, any person appointed by the chairman, shall act as secretary of the meeting.

                  Section 3.10. Resignations. A director may resign at any time by delivering written notice to the Board of Directors, the Chairman of the Board or the President. Resignation is effective when the notice is delivered, unless the notice specifies a later effective date.

                  Section 3.11. Compensation. By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV
                                   COMMITTEES

                  Section 4.1. Appointment and Powers. The Board of Directors may, by resolution passed by a majority of the Board of Directors, create one or more committees, each committee to consist of two or more directors of the Corporation, which, to the extent provided in said resolution or in these Bylaws and not inconsistent with the Delaware General Corporation Law, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. The Board of Directors may, by resolution passed by a majority of the Board of Directors, abolish any such committee.

                  Section 4.2. Term of Office and Vacancies. Each member of a committee shall continue in office until a director to succeed him shall have been elected and shall have qualified, or until he ceases to be a director or until he shall have resigned or shall have been removed in the manner hereinafter provided. Any vacancy in a committee shall be filled by the vote of a majority of the whole Board of Directors at any regular or special meeting thereof.

                  Section 4.3. Organization. Unless otherwise provided by the Board of Directors, each committee shall appoint a chairman. Each committee shall keep a record of its acts and proceedings and report the same from time to time to the Board of Directors as the Board of Directors may require.

                  Section 4.4. Resignations. Any member of a committee may resign from the committee at any time by giving written notice to the Chairman of the Board, the President or the Secretary. Such resignation shall take effect at the time of the receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                  Section 4.5. Removal. Any member of a committee may be removed from the committee with or without cause at any time by resolution passed by a majority of the Board of Directors at any regular or special meeting.

                  Section 4.6. Meetings. Regular meetings of each committee, of which no notice shall be required, shall be held on such days and at such places as the chairman of the committee shall determine or as shall be fixed by a resolution passed by a majority of all the members of such committee. Special meetings of each committee will be called by the Secretary at the request of any two members of such committee, or in such other manner as may be determined by the committee. Notice of each special meeting of a committee shall be mailed to each member thereof at least two days before the meeting or shall be given personally or by telephone or other electronic transmission at least one day before the meeting. Every such notice shall state the date, time and place of the meeting, but need not state the purposes of the meeting. No notice of any meeting of a committee shall be required to be given to any alternate.

                  Section 4.7. Quorum and Manner of Acting. Unless otherwise provided by resolution of the Board of Directors, a majority of a committee shall constitute a quorum for the transaction of business and the act of a majority of those present at a meeting at which a quorum is present shall be the act of such committee. The members of each committee shall act only as a committee and the individual members shall have no power as such. Actions taken at a meeting of any committee shall be reported to the Board of Directors at its next meeting following such committee meeting; provided that, when the meeting of the Board of Directors is held within two (2) days after the committee meeting, such report may be made to the Board of Directors at its second meeting following such committee meeting.

                  Section 4.8. Compensation. Each member of a committee shall be paid such compensation, if any, as shall be fixed by the Board of Directors.

                                   ARTICLE V
                                WAIVER OF NOTICE

                  Whenever any notice is required to be given by these Bylaws, or the Certificate of Incorporation, or any laws of the State of Delaware, a waiver thereof in writing signed by the person or persons entitled to such notice and filed with the minutes or corporate records, whether before or after the time stated therein, shall be deemed equivalent thereto. Where the person or persons entitled to such notice sign the minutes of any stockholders' or directors' meeting, which minutes contain the statement that said person or persons have waived notice of the meeting, then such person or persons are deemed to have waived notice in writing. A stockholder's attendance at a meeting waives objection to lack of notice or defective notice of the meeting, unless the stockholder at the beginning of the meeting (or promptly upon the stockholder's arrival) objects to holding the meeting or transacting business at the meeting, and also waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the stockholder objects to considering the matter when it is presented. A director's attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director at the beginning of the meeting (or promptly upon the director's arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

                                   ARTICLE VI
                                    OFFICERS

                  Section 6.1. Number. The officers of the Corporation shall be a Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, one or more Vice-Presidents (the number thereof to be determined by the Board of Directors), a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors. Any two or more offices may be held by the same person, except the offices of President and Secretary.

                  Section 6.2. Election and Term of Office. The officers of the Corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the stockholders. If the election of officers shall not be held in such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor is duly elected and is qualified or until his death or until he resigns or is removed in the manner hereinafter provided.

                  Section 6.3. Removal. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

                  Section 6.4. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

                  Section 6.5. Chairman of the Board. The Chairman of the Board shall preside at all meetings of the stockholders and the directors. The Chairman of the Board shall represent the Corporation in all matters involving the stockholders of the Corporation. He shall also perform such other duties the Board of Directors may assign to him from time to time.

                  Section 6.6. Chief Executive Officer. The Chief Executive Officer shall in general supervise and control all of the business and affairs of the Corporation. He shall, in the absence of the Chairman of the Board, preside at all meetings of the stockholders and shall enforce the observance of the Bylaws of the Corporation and the rules of order for the meetings of the Board of Directors and the stockholders. He shall keep the Board of Directors appropriately informed on the business and affairs of the Corporation. He may sign, either alone or with the Secretary, an Assistant Secretary or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, any deed, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed, and in general shall perform all duties incident to the office of Chief Executive Officer and such other duties as may be prescribed by the Board of Directors from time to time.

                  Section 6.7. President. The President shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall, in the absence of the Chairman of the Board and the Chief Executive Officer, preside at all meetings of the stockholders. He may sign, either alone or with any other proper officer, as necessary, certificates for shares of the Corporation, any deed, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed, and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

                  Section 6.8. Chief Financial Officer and Treasurer. The Chief Financial Officer shall also serve as the Treasurer of the Corporation and shall arrange for the keeping of adequate records of all assets, liabilities and transactions of the corporation. He shall provide for the establishment of internal controls and see that adequate audits are currently and regularly made. He shall submit to the President, the Chief Operating Officer, the Chairman of the Board and the Board of Directors timely statements of the accounts of the corporation and the financial results of the operations thereof.

                  Section 6.9. Assistant Treasurers. The Assistant Treasurer or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the

Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                  Section 6.10. Chief Operating Officer. If a Chief Operating Officer is elected, the Chief Operating Officer shall supervise the operation of the Corporation, subject to the policies and directions of the Board of Directors. He shall provide for the proper operation of the Corporation and oversee the internal interrelationship amongst any and all departments of the Corporation. He shall submit to the President and the Board of Directors timely reports on the operations of the Corporation.

                  Section 6.11. The Vice-Presidents. In the absence of the President or in the event of his death, inability or refusal to act, the Vice-President (or in the event there be more than one Vice-President, the Vice-Presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President . Any Vice-President may sign, either alone or with the Secretary or an Assistant Secretary, certificates for shares of the Corporation any deed, mortgages, bonds, contracts or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed, and shall perform such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

                  Section 6.12. The Secretary. The Secretary shall: (a) prepare and keep the minutes of the stockholders' and of the Board of Directors' meetings in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (c) be custodian of the corporate records and of the seal (if any) of the Corporation and see that said seal is affixed to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized; (d) keep a register of the post office address of each stockholder which shall be furnished to the Secretary by such stockholder; (e) sign with the President or a Vice-President certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the Corporation; and (g) in general perform all duties as from time to time may be assigned to him by the President or by the Board of Directors.

                  Section 6.13. Assistant Secretaries. The Assistant Secretaries, when authorized by the Board of Directors, may sign with the President or a Vice-President certificates for shares of the Corporation the issuance of which shall have been authorized by a resolution of the Board of Directors. The Assistant Secretaries, in general, shall perform such duties as shall be assigned to them by the Secretary, or by the President or the Board of Directors.

                  Section 6.14. Registered Agent. The Board of Directors shall appoint a Registered Agent for the Corporation in accordance with the Delaware General Corporation Law and may pay the agent such compensation from time to time as it may deem appropriate.

                                  ARTICLE VII
                          INDEMNIFICATION AND INSURANCE

                  Section 7.1. Indemnification by Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, against expenses including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the parson did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

                  Section 7.2. Suit by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

                  Section 7.3. Success on the Merits. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 7.1. or Section 7.2. of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

                  Section 7.4. Determination that Indemnification is Proper. Any indemnification under Section 7.1. or Section 7.2. of this Article (unless ordered by a court) shall be made by the

Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in such section. Such determination shall be made:

                           (a) By the Board of Directors by a majority vote of a
quorum consisting of directors who were not parties to such action, suit or proceeding, or

                           (b) If such a quorum is not obtainable, or, even if
obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or

                           (c) By the stockholders.

                  Section 7.5. Expenses. Expenses (including attorneys' fees) incurred by an officer or director in defending a civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Section. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

                  Section 7.6. Non-Exclusivity of Indemnification Rights. The indemnification and advancement of expenses provided by or granted pursuant to the other sections of this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

                  Section 7.7. Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article.

                  Section 7.8. Continuance of Indemnification. The indemnification and advancement of expenses provided by or granted pursuant to this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The rights to indemnification and advancement of expenses provided by or granted pursuant to this Article shall constitute a contract between the Corporation and each director, officer, employee or agent of the Corporation in each circumstance, and each such person shall have all rights available in law or equity to enforce such contract rights against the Corporation. Any repeal or modification of any provision of this Article shall not adversely affect or deprive any director, officer, employee or agent of any right or protection offered by such provision prior to such repeal or modification.

                  Section 7.9. Definition of "the Corporation". For purposes of this Article, references to "the Corporation" shall include, in addition to the resulting Corporation. any constituent Corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer employee or agent of such constituent Corporation, or is or was serving at the request of such constituent Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article with respect to the resulting or surviving Corporation as he or she would have with respect to such constituent Corporation of its separate existence bad continued.

                  Section 7.10. Definition of "Other Enterprises". For purposes of this Article, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article.

                                  ARTICLE VIII
                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

                  Section 8.1. Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

                  Section 8.2. Loans. The Corporation shall not make any loan other than a sale on credit in the ordinary course of business or a life insurance policy loan, either directly or indirectly, to any director or officer of the Corporation except with the consent of the holders of a majority of all the outstanding shares owned or controlled by stockholders other than a stockholder for whose benefit such action is being taken, or if the Board of Directors determines that the loan benefits the Corporation and approves the transaction.

                  Section 8.3. Checks, Drafts, etc. All checks, drafts, or other orders for the pavement of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

                  Section 8.4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.

                                   ARTICLE IX
                              CERTIFICATES OF STOCK

                  Section 9.1. Right to Certificate. Every holder of stock in the Corporation shall be entitled to have a certificate, signed by or in the name of the Corporation by the Chairman or Vice-Chairman of the Board of Directors, or the President or a Vice-President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation.

                  Section 9.2. Statements Setting Forth Rights. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests me designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and rights.

                  Section 9.3. Facsimile Signature. Where a certificate is countersigned (1) by a transfer agent other than the Corporation or its employee, or, (2) by a registrar other than the Corporation or its employee, the signatures of the officers of the Corporation may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of issue.

                  Section 9.4. Lost Certificates. The Board of Directors may delegate to its transfer agent the authority to issue without further action or approval of the Board, a new certificate or certificates in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the receipt by the transfer agent of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed, and upon the receipt from the owner of such lost, stolen or destroyed certificate, or certificates, or his legal representative of a bond as indemnity against any claim that may be made with respect to the certificate alleged to have been lost, stolen or destroyed.

                  Section 9.5. Transfers of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and if such shares are not restricted as to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                  Section 9.6. Transfer Agents and Registrars. The Board of Directors may appoint one or more corporate transfer agents and registrars.

                  Section 9.7. Registered Ownership of Shares. The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

                                   ARTICLE X
                        NOTICE BY ELECTRONIC TRANSMISSION

                  Section 10.1. Notice by Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the Delaware General Corporation Law, the Certificate of Incorporation or these Bylaws, any notice to stockholders given by the Corporation under any provision of the Delaware General Corporation Law, the Certificate of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:
(a) the Corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the Corporation in accordance with such consent; and (b) such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice. However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Any notice given pursuant to the preceding paragraph shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

                  Section 10.2. Definition of Electronic Transmission. An "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

                                   ARTICLE XI
                               GENERAL PROVISIONS

                  Section 11.1. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

                  Section 11.2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conclusive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                  Section 11.3. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

                  Section 11.4. Seal. This Corporation may or may not have a seal and in any event the failure to affix a corporate seal to any instrument executed by the Corporation shall not affect the validity thereof. If a seal is adopted, the seal of this Corporation shall include the following letters cut or engraved thereon: ANIMAS CORPORATION

                                  ARTICLE XII
                                   AMENDMENTS

                  Section 12.1. Amendments. The Board of Directors is expressly authorized to repeal, alter, amend or rescind these Bylaws of the Corporation by vote of a majority of the Board of Directors at a legal meeting held in accordance with these Bylaws. Notwithstanding any other provision of these Bylaws (and notwithstanding some lesser percentage that may be specified by law), the Bylaws may be repealed, altered, amended or rescinded by the stockholders of the Corporation as described in the Corporation's Certificate of Incorporation.